SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               November 28, 2005
                               -----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                             Sanguine Corporation
                             --------------------
            (Exact Name of Registrant as Specified in its Charter)

       Nevada                     0-24480                  95-4347608
       ------                     -------                  ----------
(State or other juris-     (Commission File No.)        (IRS Employer
diction incorporation)                                     I.D. No.)

                           101 East Green Street, # 6
                           Pasadena, California 91105
                           --------------------------
                   (Address of Principal Executive Offices)

                                (626)405-0079
                                -------------
                                Telephone No.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          Effective November 28, 2005, the Board of Directors of the Registrant adopted new Bylaws that conform with the current provisions of the General Corporation Law of the State of Nevada (the "NRS"). The new Bylaws are customary as to form and content and do not materially differ in any respect from the former Bylaws. No change was made in the annual meeting date or the Registrant's fiscal year.

          A copy of the new Bylaws is attached hereto and incorporated herein by reference. See Item 9.01.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (a) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Bylaws                                       3(ii)





                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Sanguine Corporation


Date:11/29/05                   /s/ David E. Nelson
     --------                    ----------------------------
                                 David Nelson, CFO, Secretary
                                 Treasurer and Director